UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2015

ACE LIMITED

(Exact name of registrant as specified in its charter)

Switzerland	1-11778	98-0091805
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Baerengasse 32

CH-8001 Zurich, Switzerland

(Address of principal executive offices)

Registrant’s telephone number, including area code: +41 (0)43 456 76 00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On May 21, 2015, the company entered into executive management non-competition agreements (the “Non-Compete Agreements”) with the following executive managers of the company: Evan G. Greenberg, Chairman, President and CEO; Philip V. Bancroft, Chief Financial Officer; John W. Keogh, Vice Chairman and Chief Operating Officer, and Chairman, ACE Overseas General; John J. Lupica, Vice Chairman, and Chairman, Insurance—North America; and Joseph F. Wayland, General Counsel and Secretary.

The Non-Compete Agreements generally prohibit executives from engaging in, or soliciting clients, customers and employees of the company in connection with, any business competitive with the company for a period of 24 months following termination of employment. The Non-Compete Agreements’ restrictions take effect if the company terminates such manager’s employment. If the termination is for reasons other than disability, gross negligence or willful misconduct, in exchange for complying with the agreement’s restrictions, the executive will receive a payment equal to the sum of (i) two times annual base salary, (ii) two times the average of the bonuses paid to the executive for the prior three years, (iii) a pro rata annual bonus for the year of termination, and (iv) an amount equal to 24 months of the company’s portion of the health and dental premium payments, and the executive will receive 24 months of continued vesting of certain equity awards granted before the date of the Non-Compete Agreement. In addition, in such circumstances, unvested restricted stock awards will continue to vest and unvested stock options shall continue to vest and become exercisable, in each case as if the executive remained employed for two years (unless the change in control provisions of the award apply).The executives forfeit their rights to the payment and continued vesting, and they must repay amounts already paid in cash or the value of shares received through equity awards, if applicable, if they violate any provision of a Non-Compete Agreement. The Non-Compete Agreements also require the executive to sign a waiver and release to receive payment and continued vesting.

Each Non-Compete Agreement is substantially in the form attached here to as Exhibit 10.1. The foregoing description of the Non-Compete Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Non-Compete Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03	Amendment to the Articles of Incorporation or Bylaws; Change in Fiscal Year

At the company’s annual general meeting held on May 21, 2015, the company’s shareholders approved amendments to the company’s Articles of Association to implement requirements under the Swiss Ordinance Against Excessive Compensation in Listed Stock Companies (the “Minder Ordinance”) regarding compensation of the Board of Directors and executive management, elections, related corporate governance and certain other matters (together, the “Amendments”). The proposals to adopt the Amendments were previously disclosed in Agenda Item Numbers 9 and 10 in the Company’s Definitive Proxy Statement as filed with the Securities and Exchange Commission on April 8, 2015, with the precise amendments marked to show changes set forth in Annex A and Annex B to such proxy statement. The company’s amended Articles of Association containing these amendments will become effective upon registration with the Commercial Register of the Canton of Zurich, Switzerland (the “Swiss Commercial Register”). Subject to the subsequent approval by Swiss Federal Commercial Register Office, the effective date of such registration is expected to be on or about May 22, 2015.

The foregoing description of the Amendments is qualified in its entirety by reference to the company’s amended and restated Articles of Association attached hereto as Exhibit 3.1 and incorporated herein by reference.

On May 21, 2015, the Board of the company amended and restated its Organizational Regulations to make conforming changes to reflect the amendments to the company’s Articles of Association as approved by shareholders at the annual general meeting, to clarify the powers and responsibilities of the Board of Directors, to streamline the sections discussing committees of the Board of Directors, including to incorporate committee charters into the Organizational Regulations, and to make certain editorial and re- numbering changes.

The foregoing description of the amendments to the Company’s Organizational Regulations is qualified in its entirety by reference to the Company’s amended and restated Organizational Regulations attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The company convened its annual general meeting of shareholders on May 21, 2015 pursuant to notice duly given. The agenda items submitted at the annual general meeting were passed. The matters voted upon at the meeting and the results of such voting are set forth below.

At the 2015 annual general meeting abstentions and broker non-votes were not considered in the tabulation of the vote (and thus should be disregarded) to determine approval of each of the items below. Approval of each item below (with the exception of Items 3 and 12) required the affirmative vote of a majority of the votes cast (in person or by proxy), as further described in the company’s proxy statement filed on April 8, 2015, under the headings “What is the Effect of Broker Non-Votes and Abstentions?” and “What Vote is Required to Approve Each Agenda Item?”.

1.	Approval of the annual report, standalone financial statements and consolidated financial statements of ACE Limited for the year ended December 31, 2014

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
283,128,263	36,057	1,164,042	0

2.2	Allocation of disposable profit

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
283,897,579	29,474	401,309	0

2.3	Distribution of a dividend

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
283,898,171	35,635	394,556	0

3.	Discharge of the Board of Directors

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
271,465,313	614,985	1,427,279	10,591,242

The voting results for Agenda Item No. 3 exclude shares held by the company’s directors and executive officers, who are not permitted by law to vote their shares on the discharge of the Board of Directors.

4.1	Election of PricewaterhouseCoopers AG (Zurich) as the company’s statutory auditor until the company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
282,912,984	1,038,392	376,986	0

4.2	Ratification of appointment of independent registered public accounting firm PricewaterhouseCoopers LLP (United States) for purposes of United States securities law reporting for the year ending December 31, 2015

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
282,745,313	1,206,547	376,501	0

4.3	Election of BDO AG (Zurich) as special auditing firm until the company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
283,844,151	110,519	373,692	0

5.1	Reelection of Evan G. Greenberg as director until the company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
267,978,907	4,620,321	1,137,892	10,591,242

5.2	Reelection of Robert M. Hernandez as director until the company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
268,121,027	5,252,918	363,175	10,591,242

5.3	Reelection of Michael G. Atieh as director until the company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
270,103,066	3,270,118	363,936	10,591,242

5.4	Reelection of Mary A. Cirillo as director until the company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
269,526,430	3,806,739	403,951	10,591,242

5.5	Reelection of Michael P. Connors as director until the company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
269,554,301	3,819,680	363,139	10,591,242

5.6	Reelection of John Edwardson as director until the company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
270,085,095	3,289,050	362,975	10,591,242

5.7	Reelection of Peter Menikoff as director until the company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
269,762,686	3,594,971	379,463	10,591,242

5.8	Reelection of Leo F. Mullin as director until the company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
272,420,703	952,329	364,088	10,591,242

5.9	Reelection of Kimberly Ross as director until the company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
272,360,620	1,016,008	360,492	10,591,242

5.10	Reelection of Robert Scully as director until the company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
272,334,541	1,038,993	363,586	10,591,242

5.11	Reelection of Eugene B. Shanks, Jr. as director until the company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
272,642,798	730,697	363,625	10,591,242

5.12	Reelection of Theodore E. Shasta as director until the company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
272,695,322	677,888	363,910	10,591,242

5.13	Reelection of David Sidwell as director until the company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
272,686,248	687,418	363,454	10,591,242

5.14	Reelection of Olivier Steimer as director until the company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
272,625,016	749,143	362,961	10,591,242

6.	Election of Evan G. Greenberg as the Chairman of the Board of Directors until the company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
216,272,291	56,326,975	1,137,854	10,591,242

7.1	Election of Michael P. Connors as Compensation Committee member until the company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
271,086,836	2,281,113	369,171	10,591,242

7.2	Election of Mary A. Cirillo as Compensation Committee member until the company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
270,950,407	2,419,846	366,867	10,591,242

7.3	Election of John Edwardson as Compensation Committee member until the company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
271,476,440	1,891,146	369,534	10,591,242

7.4	Election of Robert M. Hernandez as Compensation Committee member until the company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
269,281,810	4,085,914	369,396	10,591,242

8.	Election of Homburger AG as independent proxy until the conclusion of the company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
283,854,157	57,163	417,042	0

9.	Amendment of the Articles of Association to implement new requirements under the Minder Ordinance regarding elections, related corporate governance and certain other matters

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
272,273,679	1,081,848	381,593	10,591,242

10.	Amendments to the Articles of Association to implement new requirements under the Minder Ordinance regarding the compensation of the Board of Directors and Executive Management and related matters

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
198,087,122	75,000,615	649,383	10,591,242

11.1	Compensation of the Board of Directors until the next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
272,211,314	443,337	1,082,469	10,591,242

11.2	Compensation of Executive Management for the next calendar year

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
209,163,151	63,897,136	676,833	10,591,242

12.	Advisory vote to approve executive compensation

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
246,001,640	27,325,999	409,481	10,591,242

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

3.1	Articles of Association of the company as amended

3.2	Organizational Regulations of the company as amended

4.1	Articles of Association of the company as amended (Incorporated by reference to Exhibit 3.1)

4.2	Organizational Regulations of the company as amended (Incorporated by reference to Exhibit 3.2)

10.1	Form of Executive Management Non-Competition Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACE LIMITED

By:	/s/ Joseph F. Wayland
Joseph F. Wayland
General Counsel

DATE: May 21, 2015

EXHIBIT INDEX

Exhibit Number	Description

3.1	Articles of Association of the company as amended

3.2	Organizational Regulations of the company as amended

4.1	Articles of Association of the company as amended (Incorporated by reference to Exhibit 3.1)

4.2	Organizational Regulations of the company as amended (Incorporated by reference to Exhibit 3.2)

10.1	Form of Executive Management Non-Competition Agreement